JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT T

Supplement dated July 9, 2019 to PROSPECTUSES dated April 29, 2019

Notice of Administrative Change

This Supplement applies to PATRIOT VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY and REVOLUTION VALUE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements the prospectus dated April 29, 2019 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

As of September 1, 2019, we will no longer deduct any applicable negative market value adjustment (“MVA”) upon withdrawals and surrenders. Any positive MVA will continue to be applied.

You should retain this Supplement for future reference.

Supplement dated July 9, 2019

07/19:VAPS58	333-164137
333-164138
333-164139
333-164140